Exhibit 99.2

November 4, 2021

Archaea Energy Inc. Announces Redemption of All Outstanding Public Warrants

HOUSTON-- Archaea Energy Inc. (“Archaea” or the “Company”) (NYSE: LFG) today announced that the Company will redeem all of its publicly held warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that remain outstanding at 5:00 p.m., New York City time, on December 6, 2021 (the “Redemption Date”) for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). The Public Warrants were issued under the Warrant Agreement, dated October 21, 2020 (the “Warrant Agreement”), by and among the Company, LFG Acquisition Holdings LLC and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”).

In addition, the Company will redeem all of its warrants to purchase shares of Class A Common Stock that were issued to Atlas Point Energy Infrastructure Fund, LLC (the “Forward Purchase Warrants” and, together with the Public Warrants, the “Redeemable Warrants”) in a private placement simultaneously with the consummation of the Company’s business combination on September 15, 2021 (the “Business Combination”) that remain outstanding on the Redemption Date at the Redemption Price.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all 12.1 million outstanding Redeemable Warrants at a redemption price of $0.10 per Redeemable Warrant if the last reported sales price of the Class A Common Stock has been at least $10.00 per share on the trading day prior to the date on which the notice of redemption is given and provided that there is an effective registration statement covering the shares of Class A Common Stock issuable upon exercise of the Redeemable Warrants and a current prospectus relating thereto available throughout the 30-day redemption period. The Company has directed the Warrant Agent to deliver a notice of redemption to each of the registered holders of the outstanding Redeemable Warrants.

Pursuant to the Warrant Agreement, the 6.8 million warrants to purchase Class A Common Stock that were issued in a private placement simultaneously with the IPO are not subject to this redemption as they are still held by the initial holders thereof.

The Redeemable Warrants may be exercised by the holders thereof until 5:00 p.m., New York City time, on the Redemption Date (December 6, 2021) to purchase shares of Class A Common Stock underlying such warrants. Holders may continue to exercise Redeemable Warrants and receive Class A Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price. Alternatively, a holder may elect to exercise their Redeemable Warrants on a “cashless basis” and surrender Redeemable Warrants for a certain number of shares of Class A Common Stock that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement based on the fair market value of the shares of Class A Common Stock and length of time to the expiration of the Redeemable Warrants. Holders of Redeemable Warrants that elect to exercise on such a cashless basis (instead of paying the $11.50 per warrant cash exercise price) will receive 0.361 shares of Class A Common Stock for each Redeemable Warrant surrendered for exercise. If any holder of Redeemable Warrants would, after taking into account all of such holder’s Redeemable Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. The exercise procedures are described in the notice of redemption and the election to purchase included therein.

To minimize dilution to its existing stockholders as a result of warrant exercises, the Company intends to use any cash proceeds received from exercises of its warrants to repurchase shares of Class A Common Stock from Aria Renewable Energy Systems LLC at a price of $17.65 per share. Aria Renewable Energy Systems LLC beneficially owns Class A units of LFG Acquisition Holdings LLC, which are convertible into shares of Class A Common Stock, as a result of the Business Combination. The net result of the redemption of Redeemable Warrants, combined with such repurchase of shares, is a maximum net share count increase of 4.4 million shares associated with the Redeemable Warrants.

Any Redeemable Warrants that remain unexercised at 5:00 p.m., New York City time, on the Redemption Date will be void and no longer exercisable, and the holders of those Redeemable Warrants will be entitled to receive only the redemption price of $0.10 per Redeemable Warrant. Holders of Public Warrants held in “street name” should contact their broker to determine their broker’s procedure for exercising their Public Warrants.

The Company understands from the New York Stock Exchange (the “NYSE”) that December 3, 2021, the trading day prior to the Redemption Date, will be the last day on which the Public Warrants will be traded on the NYSE.

None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Redeemable Warrants as to whether to exercise or refrain from exercising any Redeemable Warrants.

The shares of Class A Common Stock underlying the Redeemable Warrants have been registered by the Company under the Securities Act of 1933, as amended, and are covered by a Registration Statement on Form S-l (Registration No. 333-260094) filed with, and declared effective by, the Securities and Exchange Commission (the “Registration Statement”).

Questions concerning redemption or exercise of the Redeemable Warrants may be directed to the Company’s redemption information agent, D.F. King & Co., Inc., Attention: Michael Horthman, by calling (800) 848-3410 (or (212) 269-5550 for banks and brokers), or by emailing LFG@dfking.com. Questions may also be directed to the Warrant Agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, or by calling (212) 509-4000.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of any of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Archaea Energy Inc.

Archaea Energy Inc. is one of the largest RNG producers in the U.S., with an industry leading RNG platform and expertise in developing, constructing, and operating RNG facilities to capture waste emissions and convert them into low carbon fuel. Archaea’s innovative, technology-driven approach is backed by significant gas processing expertise, enabling Archaea to deliver RNG projects that are expected to have higher uptime and efficiency, and lower development costs and time to market, than industry averages. Archaea partners with landfill and farm owners to help them transform their long-lived feedstock sources into RNG and convert their facilities into renewable energy centers. Archaea’s differentiated commercial strategy is focused on long-term contracts that provide commercial partners a reliable, non-intermittent, sustainable decarbonizing solution to displace fossil fuels in high-carbon emission processes and industries.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “may,” “might,” “will,” “would,” “could,” “should,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions, although not all forward looking statements contain such identifying words. All statements other than historical facts are forward looking statements. Such statements include, but are not limited to, statements concerning the Company’s intended use of proceeds from the exercise of its warrants for cash. Forward looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of the Company, and such statements involve known and unknown risks, uncertainties and other factors.

The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward looking statements include, but are not limited to: (a) the ability to recognize the anticipated benefits of the business combination and any transactions contemplated thereby, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its management and key employees; (b) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (c) the Company’s ability to develop and operate new projects; (d) the reduction or elimination of government economic incentives to the renewable energy market; (e) delays in acquisition, financing, construction and development of new projects; (f) the length of development cycles for new projects, including the design and construction processes for the Company’s projects; (g) the Company’s ability to identify suitable locations for new projects; (h) the Company’s dependence on landfill operators; (i) existing regulations and changes to regulations and policies that effect the Company’s operations; (j) decline in public acceptance and support of renewable energy development and projects; (k) demand for renewable energy not being sustained; (l) impacts of climate change, changing weather patterns and conditions, and natural disasters; (m) the ability to secure necessary governmental and regulatory approvals; and (n) other risks and uncertainties indicated in the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by the Company.

The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward looking statements, which speak only as of the date made. Neither the Company nor Aria Renewable Energy Systems LLC undertakes or accepts any obligation or undertaking to update or revise the forward looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law.

Investors

Megan Light

mlight@archaea.energy

346-439-7589

Media

Katarina Matic

Kmatic@montiethco.com

917-853-1105

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